Advanced Series Trust

AST Small-Cap Growth Portfolio

Supplement dated August 3, 2022 to the
Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST Small-Cap Growth Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Summary Prospectus.

I.	New Subadvisory Arrangements, Investment Strategy, and Benchmark Change

The Board of Trustees of the Trust (the Board) on behalf of the Portfolio approved: (i) adding Driehaus Capital Management LLC, Massachusetts Financial Services Company, and Victory Capital Management Inc. as additional subadvisers to the Portfolio, to serve alongside Emerald Mutual Fund Advisers Trust and UBS Asset Management (Americas) Inc., (ii) revising the investment strategy of the Portfolio, and (iii) changing the Portfolio’s primary and secondary benchmark indexes. These changes are expected to become effective on or about September 12, 2022.

To reflect the changes described above, the Summary Prospectus is hereby revised as follows, effective September 12, 2022:

A.

The description of the Portfolio’s principal investment strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus is hereby deleted and replaced with the description set forth below:

Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small-capitalization companies. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio’s investment. The size of the companies in the Russell 2000® Growth Index and those on which the Portfolio’s subadvisers intend to focus the Portfolio’s investments will change with market conditions.

The Portfolio seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage, as well as in emerging growth companies, which are companies that are expected to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

B.	The information under “Past Performance” in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus, is hereby revised to include the information set forth below:

Note: Effective September 12, 2022, the Portfolio added subadvisers and changed its investment strategy. The performance figures prior to September 12, 2022 for the Portfolio reflect the investment performance, investment operations, investment policies, and investment strategies of former subadvisers, and it is not representative of all of the Portfolio’s current subadvisers and the Portfolio’s predicted performance.

Prior to September 12, 2022, the Portfolio’s primary benchmark indexes was the Russell 2000® Index and the Portfolio’s secondary benchmark was the Russell 2000® Growth Index. For periods from September 12, 2022 and thereafter, the Portfolio’s primary benchmark index will be the Russell 2000® Growth Index.

C.	The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus is hereby revised by adding the information set forth below:
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Rick T. Babich	Vice President, Portfolio Manager	December 2021
AST Investment Services, Inc.		Jeff Peasley	Vice President, Portfolio Manager	December 2021
	UBS Asset Management (Americas) Inc.	David Wabnik	Head of US Small Cap Growth Equities, Senior Portfolio Manager, and Executive Director	April 2016
		Samuel Kim	CFA Co-Portfolio Manager and Executive Director	April 2016
	Emerald Mutual Fund Advisers Trust	Kenneth G. Mertz II	CFA Chief Investment Officer and President	April 2012
		Stacey L. Sears	Senior Vice President	April 2012
		Joseph W. Garner	Director of Research	April 2012
	Driehaus Capital Management LLC	Jeffrey James	Lead Portfolio Manager	September 2022
		Michael Buck	Portfolio Manager and Senior Analyst	September 2022
		Prakash Vijayan	Assistant Portfolio Manager	September 2022
	Massachusetts Financial Services Company	Michael S. Grossman	Investment Officer	September 2022
	Victory Capital Management Inc.	D. Scott Tracy	Chief Investment Officer	September 2022
		Stephen J. Bishop	Portfolio Manager	September 2022
		Melissa Chadwick-Dunn	Portfolio Manager	September 2022
		Christopher W. Clark	Portfolio Manager	September 2022
		Paul Leung	Portfolio Manager	September 2022

This supplement should be read and retained for future reference.

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